Notes Payable	12 Months Ended
Sep. 30, 2024
Notes Payable [Abstract]
NOTES PAYABLE

NOTE 9 - NOTES PAYABLE

Notes payable consisted of bank notes payable of $13,337,893 and $1,632,401 provided by the Company to its suppliers as of September 30, 2024 and 2023, respectively. These short-term bank notes can be endorsed and assigned to suppliers as payments for purchases. The bank notes payables are generally payable within six months. These short-term notes payables are guaranteed by the bank for their full face value. In addition, the banks usually require the Company to deposit a certain amount of fund at the bank as a guarantee deposit, which is classified on the consolidated balance sheets as restricted cash.